UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 11, 2009 (June 10, 2009)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52807	75-2308816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 14 East Hushan Road,
Taian City, Shandong 271000
People's Republic of China
(Address of Principal Executive Offices)

(+86) 538 -620-2306
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into A Material Definitive Agreement.

Securities Purchase Agreement

On June 5, 2009, China Biologic Products, Inc. (the “Company”) reported its entry into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (collectively, the “Investors”), pursuant to which the Company agreed to issue to the Investors, or their designees, 3.8% senior secured convertible notes in the aggregate principal amount of $9,554,140 (the “Notes”), convertible into shares of common stock of the Company (the “Conversion Shares”) and warrants (the “Warrants” and together with the Notes, the “Subscribed Securities”) to purchase up to 1,194,268 shares of common stock of the Company (the “Warrant Shares” and together with the Conversion Shares, the “Underlying Securities”).

On June 10, 2009 (the “Closing Date”), the Company and the Investors consummated the transactions contemplated by the Purchase Agreement. The Subscribed Securities and the Underlying Securities (together, the “Securities”) represent approximately 13.41% of the issued and outstanding capital stock of the Company on a fully-diluted basis as of and immediately after Closing Date.

For details regarding the Purchase Agreement and the related transaction documents, see the Current Report on Form 8-K filed by the Company on June 5, 2009 and the exhibits thereto which are incorporated by reference herein.

Item 3.02

Unregistered Sales Of Equity Securities.

The information pertaining to the Securities in Item 1.01 is incorporated herein by reference in its entirety.

As compensation for its services, the Company’s placement agent in the transaction (the “Placement Agent”) will receive a cash fee equal to 6.1% of the gross proceeds received from the sale of the Securities.  The Placement Agent will also receive a warrant to purchase up to 93,750 shares of the Company’s common stock, representing 5% of the Securities purchased by first-time Investors in the Company (the “Placement Agent Warrant”).  The Placement Agent Warrant will have a term of 3 years and will be exercisable after the first anniversary of the Closing Date, at an exercise price equal to 150% of the per share price at which the Investors invested.  The Placement Agent will also receive certain registration rights with respect to the common stock underlying its warrant, which rights include: one demand to register such shares for resale, provided that the Company is eligible to use a registration statement on Form S-3; an unlimited number of piggyback registration rights; “cashless exercise” rights with respect to the warrant; and customary anti-dilution provisions.  The  Company will have the right to repurchase any shares underlying the Placement Agent Warrant to be included in a registration statement, at 95% of the difference between the market price per share at the time of such repurchase and the applicable exercise price per share for such shares.

The Securities were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933 (the “Securities Act”) for the offer and sale of securities not involving a public offering and Rule 506 of Regulation D promulgated thereunder.  The Investors agreed, pursuant to the terms and conditions of the Purchase Agreement, as applicable, that (a) they had access to all of the Company’s information pertaining to the investment and were provided with the opportunity to ask questions and receive answers regarding the offering, (b) they acquired the Securities, as applicable, for their own account for investment and not for the account of any other person and not with a view to or for any distribution within the meaning of the Securities Act and (c) they will not sell or otherwise transfer the Securities, as applicable, unless in compliance with state and federal securities laws.  Each of the Investors represented, pursuant to the terms and conditions of the Purchase Agreement,  that they are accredited investors as defined in Rule 501(a) under the Securities Act and that there was no general solicitation or advertising in connection with the offer and sale of the Securities.

Item 8.01

Other Events.

On June 11, 2009, the Company issued a press release announcing the closing of the offering of the Securities. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

4.1	Form of Registration Rights Agreement, dated June 5, 2009 (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by the Company on June 5, 2009).

4.2	Form of 3.8% Convertible Senior Secured Note due 2011(incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K filed by the Company on June 5, 2009).

4.3	Form of Warrant (incorporated by reference to Exhibit 4.3 of the Current Report on Form 8-K filed by the Company on June 5, 2009).

10.1	Form of Securities Purchase Agreement, dated June 5, 2009 (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by the Company on June 5, 2009).

10.2	Form of Guarantee and Pledge Agreement, dated June 10, 2009 (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by the Company on June 5, 2009).

10.3	Form of Indemnification Agreement, dated June 10, 2009 (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed by the Company on June 5, 2009).

99.1	Press Release, dated June 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date: June 11, 2009	/s/ Chao Ming Zhao
Chao Ming Zhao
Chief Executive Officer

EXHIBITS

Exhibit No.	Description

4.1	Form of Registration Rights Agreement, dated June 5, 2009 (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by the Company on June 5, 2009).

4.2	Form of 3.8% Convertible Senior Secured Note due 2011(incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K filed by the Company on June 5, 2009).

4.3	Form of Warrant (incorporated by reference to Exhibit 4.3 of the Current Report on Form 8-K filed by the Company on June 5, 2009).

10.1	Form of Securities Purchase Agreement, dated June 5, 2009 (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by the Company on June 5, 2009).

10.2	Form of Guarantee and Pledge Agreement, dated June 10, 2009 (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by the Company on June 5, 2009).

10.3	Form of Indemnification Agreement, dated June 10, 2009 (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed by the Company on June 5, 2009).

99.1	Press Release, dated June 11, 2009.